                            PLATINUM ENTERTAINMENT, INC.

                        FIRST AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Bank of Montreal

Ladies and Gentlemen:

     The undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY") refers to the Credit Agreement dated as of December 12, 1997, currently in effect between the Company and the Lenders party thereto (the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company and the Lenders wish to amend the Credit Agreement to (i) remove Intersound as a Borrower, (ii) replace Bank of Montreal as a Lender with Harris Trust and Savings Bank as a Lender, (iii) substitute Harris Trust and Savings Bank as Administrative Agent and as Syndication Agent in place of Bank of Montreal, and (iv) make certain other amendments to the Credit Agreement, all on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.   MERGER OF INTERSOUND AND CHANGE IN FISCAL YEAR

     (a) The Company hereof represents to the Administrative Agent and the Lenders that in accordance with Section 8.17(b) of the Credit Agreement, Intersound has merged with and into the Company, with the Company being the corporation surviving such merger. As a result of such merger, (i) the Company is the only Borrower, (ii) the Company has assumed and is now directly liable on, among other things, those Obligations for which Intersound was liable immediately prior to the merger, to the same extent and with the same force and effect, as if the Company had originally been liable for such Obligations and (iii) the Company has succeeded to all the Property of Intersound, including without limitation the Collateral. The Company hereby repeats and reaffirms its promise to pay the Obligations (including those assumed by it as a result of the merger) in accordance with the terms of the Loan Documents. The Company acknowledges and agrees that the Collateral acquired by it from Intersound as a result of the merger was so acquired subject to the Liens created and provided for by the Collateral Documents. All references to Intersound as a Borrower in the Credit Agreement shall now be deemed references instead to the Company.

     (b) The Company has informed the Administrative Agent and the Lenders that on February 26, 1998 the Company and its Subsidiaries changed each of their respective fiscal years from a year ended May 31 to a year ended December 31 (the "YEAR CHANGE"). By virtue of the Year Change, the Company was not in compliance with Section 8.22 of the Credit Agreement. The Administrative Agent and the Lenders hereby waive compliance with Section 8.22 of the Credit Agreement to the extent, and only to the extent, such Section would otherwise disallow the Year Change, PROVIDED THAT this waiver shall not become effective unless and until the conditions precedent set forth in Section 4 hereof have been satisfied. Furthermore, the parties hereto agree that any references appearing in the Credit Agreement (including, without limitation, Sections 5, 8.10, 8.12, 8.13 and 8.14) to any fiscal period of the Loan Parties shall be deemed to refer to the actual calendar date or calendar period, as the case may be, corresponding to such fiscal period based on the Company's fiscal year prior to the Year Change (that is, a fiscal year ended December 31).

2.   REMOVAL OF BANK OF MONTREAL AND REPLACEMENT BY HARRIS TRUST AND SAVINGS
     BANK

     (a) Upon satisfaction of the conditions precedent set forth in Section 4 hereof, Bank of Montreal (hereinafter referred to as the "DEPARTING LENDER") shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations (including its Commitments) thereunder. In replacement of the Departing Lender, Harris Trust and Savings Bank (the "NEW LENDER") shall assume the role of a Lender and shall have all the rights and, from and after the date this Amendment becomes effective, obligations previously held by the Departing Lender (including its Commitments) under the Credit Agreement, PROVIDED that it is expressly acknowledged and agreed that the New Lender shall not be liable for any acts or omissions of the Departing Lender. The parties hereto (i) consent to such termination of the Departing Lender's Commitments, (ii) consent to such replacement by the New Lender and the New Lender's Commitments and (iii) agree that all references in the Loan Documents, and any other instrument or document related or supplementary thereto to the Lenders or any Lender shall replace the Departing Lender with the New Lender.

     (b) Upon satisfaction of the conditions precedent set forth in Section 4 hereof, Bank of Montreal (hereinafter referred to as the "DEPARTING AGENT") shall cease to be Administrative Agent and Syndication Agent under the Credit Agreement and, except as set forth below, (i) the Departing Agent shall have no further obligations thereunder and (ii) the Company shall have no further obligations to the Departing Agent (except the obligations that by their terms specifically survive the departure of a Lender or an Agent from the Credit Agreement). In replacement of the Departing Agent, Harris Trust and Savings Bank (the "NEW AGENT") shall assume the role of Administrative Agent and Syndication Agent under the Credit Agreement and shall have all the rights and, from and after the date this Amendment becomes effective, obligations previously held by the Departing Agent thereunder, PROVIDED that it is expressly acknowledged and agreed that the New Agent shall not be liable for any acts or omissions of the Departing Agent. The parties hereto (i) consent to the resignation of the Departing Agent as Administrative Agent and Syndication Agent under the Credit Agreement, (ii) consent to the New Agent as the successor Administrative Agent and Syndication Agent under the Credit Agreement and
(iii) agree that all references in the Credit Agreement and any other Loan Document to the Administrative Agent and Syndication Agent shall replace the Departing Agent with the New Agent.

3.   AMENDMENTS.

     Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be and hereby is amended as follows:

     (a) All references in the Credit Agreement (including the signature page and all Exhibits thereto) to the Departing Lender shall be stricken and replaced with corresponding references to the New Lender.

     (b) The definition of "ADMINISTRATIVE AGENT" appearing in the introductory paragraph and Section 5 of the Credit Agreement shall be amended by deleting reference to "Bank of Montreal" and inserting "Harris Trust and Savings Bank" in lieu thereof, so that from and after the effective date of this Amendment Harris Trust and Savings Bank shall act as Administrative Agent for the Lenders.

     (c) The definition of "SYNDICATION AGENT" appearing in the introductory paragraph and Section 5 of the Credit Agreement shall be amended by deleting reference to "Bank of Montreal" and inserting "Harris Trust and Savings Bank" in lieu thereof, so that from and after the effective date of this Amendment Harris Trust and Savings Bank shall act as Syndication Agent for the Lenders.

     (d) The first sentence of Section 2.7(b) shall be amended and as so amended shall be amended and restated in its entirely to read as follows:

     Within forty-five (45) days after March 31 and September 30 of each year (commencing with September 30, 1998), the Borrowers shall pay over to the Administrative Agent for the account of the Lenders as and for a mandatory prepayment on the Term Loan an amount equal to 66-2/3% of Consolidated Excess Cash Flow for the six months ended such March 31 or September 30 date, as the case may be; PROVIDED, HOWEVER, that no such prepayment is required if the Consolidated Excess Cash Flow for such six-month period is less than or equal to $150,000.

     (e) The definition of "LEVERAGE RATIO" appearing in Section 5 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     ""LEVERAGE RATIO" means, as of any time the same is to be determined, the ratio of Consolidated Funded Debt at such time to Consolidated EBITDA for the then four most recently completed calendar quarters; PROVIDED, HOWEVER, that:

          (a) the Leverage Ratio as of June 30, 1998 shall mean the ratio of (x) Consolidated Funded Debt at such time to (y) the quotient which results by dividing (i) Consolidated EBITDA for the two calendar quarters then ended by (ii) 0.50;

          (b) the Leverage Ratio as of September 30, 1998 shall mean the ratio of (x) Consolidated Funded Debt at such time to (y) the quotient which results by dividing (i) Consolidated EBITDA for the three calendar quarters then ended by (ii) 0.75."

     (f) The definition of "LIBOR CONDITION" appearing in Section 5 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     ""LIBOR CONDITION" shall mean the satisfaction on or at any time after September 30, 1998 of all of the following conditions:

          (a) the Leverage Ratio for the then two most recently completed consecutive calendar quarters shall be less than 3.00 to 1;

          (b) the Interest Coverage Ratio shall have been at least 3.00 to 1 as of the close of the same two calendar quarters;

          (c) no Default or Event of Default shall exist as of the date on which the other conditions have been satisfied; and

          (d) the Administrative Agent and the Lenders shall have received such assurances as they may reasonably require to confirm the satisfaction of the above conditions (it being understood and agreed that a certificate of the chief financial officer of the Company to the effect that the foregoing conditions have been satisfied, together with the computations confirming such satisfaction, shall be sufficient for the foregoing purposes).

     The LIBOR Condition shall be deemed satisfied permanently once the above conditions have been met."

     (g)  The definition of "REVOLVING CREDIT TERMINATION DATE" appearing in
Section 5 of the Credit Agreement shall be amended by deleting the reference to "2.9" appearing therein and inserting "2.8" in lieu thereof.

     (h) Section 1.5(a) of the Credit Agreement shall be amended by (i) adding "(i) VOLUNTARY." between "(a)" and "The" appearing at the beginning of such Section and (ii) adding the following as a new Section 1.4(a)(ii):

          "(ii)     AUTOMATIC.  The Borrower hereby irrevocably authorizes
     the Administrative Agent alone (in accordance with Section 3.6(e) hereof), or, alternatively, each Lender to make its pro rata share of, a Revolving Loan constituting part of the Domestic Rate Portion on each Business Day in an amount equal to the lesser of (i) the amount of credit available that Business Day to the Borrower in compliance with the Borrowing Base requirements of this Agreement and (ii) the aggregate face amount of checks drawn against the Borrower's general operating account with the

     Bank clearing such account for payment on that Business Day (the "BORROWER'S DAILY CASH REQUIREMENT"). The Borrower shall be deemed to have irrevocably requested such a Revolving Loan in such amount, and the Administrative Agent or the Lenders (as the case may be) agree to make such Revolving Loan, if and so long as the provisions of Section 7 hereof have been satisfied and (in the case of such a Revolving Loan to be made by the Lenders) the Administrative Agent shall have notified the Lenders of the amount of such Revolving Loan no later than 11:30 a.m. (Chicago time) on the date such Revolving Loan is to be made. The parties hereto agree that the foregoing authorization shall be deemed to be a continuing request by the Borrower for the advance of Revolving Loans that is repeated on each Business Day on which the amount of the Borrower's Daily Cash Requirement is greater than zero. Accordingly, each advance by Administrative Agent or the Lender under this Section 1.5(a)(ii) shall be deemed to have been made in response to a request therefor by the Borrower. No telephonic or written confirmation of such a deemed request for a Revolving Loan need be made unless and to the extent that the Administrative Agent or any Lender shall so require."

     (i) Sections 8.9, 8.10, 8.11, 8.12, 8.13 and 8.14 shall be amended and restated in their entirety to read as follows:

          "SECTION 8.9. CONSOLIDATED NET WORTH. The Company will, as of the close of each calendar quarter, maintain Consolidated Net Worth of not less than the Minimum Required Amount. For purposes thereof, the term "MINIMUM REQUIRED AMOUNT" shall mean (a) $17,000,000 through March 31, 1998, and (b) shall increase (but never decrease) as of each monthly accounting period of the Company ending on or about April 30, 1998 and as of the last day of each month occurring thereafter, in each case by an amount equal to 50% of Net Income (if positive) for the month then ended.

          SECTION 8.10. LEVERAGE RATIO. The Company shall, as of the last day of each calendar quarter occurring during a period specified below, maintain the Leverage Ratio so as not to be more than the amount set forth below:

                                                                LEVERAGE
                                                           RATIO SHALL NOT BE
    FROM AND INCLUDING:          TO AND INCLUDING:             MORE THAN:
       June 30, 1998             September 29,1998             5.00 to 1

     September 30, 1998          December 30, 1998             4.00 to 1

     December 31, 1998            March 30, 1999               3.50 to 1

       March 31, 1999              June 29, 1999               3.00 to 1

       June 30, 1999          At all times thereafter          2.50 to 1


          SECTION 8.11. CONSOLIDATED WORKING CAPITAL. The Company shall not at any time permit Consolidated Working Capital to be less than $1,000,000.

          SECTION 8.12. INTEREST COVERAGE RATIO. The Company shall, as of the close of each fiscal quarter of the Company specified below, maintain the ratio of Consolidated EBITDA for the fiscal quarter of the Company then ended to Cash Interest Expense for the same fiscal quarter then ended (the "INTEREST COVERAGE RATIO") so as not to be less than the amount set forth below:

                                                           INTEREST COVERAGE
          FROM AND                     TO AND              RATIO SHALL NOT BE
          INCLUDING                  INCLUDING                 LESS THAN:
       March 31, 1998              June 29, 1998               1.20 to 1

        June 30, 1998
                                 September 29,1998             3.00 to 1

     September 30, 1998          December 30, 1998             3.50 to 1

      December 31, 1998       At all times thereafter          4.00 to 1


          SECTION 8.13. FIXED CHARGE COVERAGE RATIO. The Company shall, as of the close of each calendar quarter occurring during a period specified below, maintain the ratio (the "FIXED CHARGE COVERAGE RATIO") of (x) Consolidated EBITDA for the calendar quarter ended such date to (y) the sum of (i) Cash Interest Expense for such calendar quarter, (ii) Current Maturities as of the close of such calendar quarter but excluding, however, to the extent otherwise included, the final installment on the Term Notes, (iii) Capital Expenditures during the same such calendar quarter and (iv) taxes on or measured by income or excess profits payable in cash during the same calendar quarter by the Company and its Subsidiaries so as not to be less than the amount set forth below:

                                                         FIXED CHARGE COVERAGE
           FROM AND                    TO AND              RATIO SHALL NOT BE
          INCLUDING                  INCLUDING                 LESS THAN:
        March 31, 1998             June 29, 1998               1.00 to 1

        June 30, 1998            September 29, 1998            1.05 to 1

      September 30,1998            March 30, 1999              1.50 to 1

        March 31, 1999              June 29,1999               1.25 to 1

        June 30, 1999            December 30, 1999             1.50 to 1

      December 31, 1999       At all times thereafter          2.00 to 1


          SECTION 8.14. CAPITAL EXPENDITURES. The Company shall not and shall not permit its Subsidiaries to expend or become obligated for Capital Expenditures during any calendar year for the Company and its Subsidiaries taken together in excess of the amount set forth for such calendar year below:

                                              CAPITAL EXPENDITURES SHALL NOT
             DURING FISCAL YEAR                           EXCEED:
    Ending on or about December 31, 1998                $1,250,000

       Each calendar year thereafter             Maximum Permitted Amount

     For purposes thereof, the term "MAXIMUM PERMITTED AMOUNT" shall mean
     (i) for the calendar year ending on December 31, 1999, the sum of (x) $500,000 plus (y) the amount (if any) by which the actual Capital Expenditures for the immediately preceding calendar year were less than $1,250,000; (ii) for the calendar year ending on December 31, 2000, the sum of (x) $500,000 plus (y) the amount (if any) by which the actual Capital Expenditures for the immediately preceding two calendar year, taken together, were less than $1,750,000; (iii) for the calendar year ending on December 31, 2001, the sum of (x) $500,000 plus (y) the lesser of $500,000 or the amount (if any) by which the actual Capital Expenditures for the calendar year ending on December 31, 2000 were less than the Maximum Permitted Amount for the calendar year ending December 31, 2000; and (iv) for each calendar year thereafter, the sum of (x) $500,000 plus (y) the amount (if any) by which the actual Capital Expenditures for the immediately preceding calendar year were less than $500,000."

     (i) Section 8.22 of the Credit Agreement shall be amended by deleting the reference to "May 31" appearing therein and inserting "December 31" in lieu thereof.

     (j) Exhibit A, Exhibit B, Exhibit C and Schedule 6.3 to the Credit Agreement shall be amended and restated in their entirety and as so amended shall be restated to read as set forth on Exhibit A, Exhibit B, Exhibit C and
Schedule 6.3 respectively hereto.

4.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment shall be subject to satisfaction of all of the following conditions precedent:

     (a) The New Agent shall have received counterparts hereof signed by the Company, the Departing Agent and the Departing Lender.

     (b) The New Agent shall have received (i) an Assignment and Acceptance agreement dated as of even date herewith, executed by the Company, the New Lender, the New Agent and the Departing Lender and (ii) new Notes in the forms of Exhibits A and B to this Amendment payable to the order of the New Lender and, in the case of the Revolving Credit Note evidencing Revolving Loans, in the face principal amount of its Revolving Credit Commitment after giving effect to this Amendment, such new Revolving Credit Note to constitute "REVOLVING CREDIT NOTES" for all purposes of the Credit Agreement upon the New Agent's receipt of the same.

     (c) The New Agent shall have received, for return to the Company, the existing Notes heretofore issued to the Departing Lender.

     (d) The Company shall have paid to the Departing Agent and to the Departing Lender all accrued and unpaid interest and fees through but not including March 31, 1998.

     (e) The New Agent shall have received such (i) UCC financing statements and (ii) amendments to the Collateral Documents and UCC financing statements as it requests reflecting the changes contemplated hereby, each to be satisfactory to the New Agent as to form and substance.

     (f) The Company shall have delivered to the New Agent (i) a certificate of good standing for the Company from the state of its incorporation dated no earlier than March 31, 1998 within seven day of the date hereof, and (ii) such evidence as the New Agent requests of (x) Intersound's merger into the Company and (y) the dissolution of the following Subsidiaries of the Company: River North Records, Inc., CGI Records, Inc., Light Records, Inc. and The Recording Experience, Inc.

     (g) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Lenders and their counsel; and the New Agent shall have received the signed Certificate of the Secretary or an Assistant Secretary of the Company, dated the date hereof, certifying (i) a true and correct copy of resolutions adopted by the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment and the other instruments and documents called for above, authorizing the issuance by the Company of the new Notes and (ii) the incumbency and specimen signatures of officers of the Company executing the documents referred to in clause (i) above and any other documents delivered to the New Agent in connection with this Amendment.

     (h) Each Subsidiary shall have executed and delivered to the New Agent its consent to this Amendment in the form set forth below.

5.   REPRESENTATIONS.

     The Company hereby represents and warrants to the New Agent and the Lenders (including the New Lender) that as of the date hereof:

          (a) no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this Amendment;

          (b) all representations and warranties on the part of the Company contained in the Credit Agreement, the other Loan Documents, and in each certificate, letter or other writing or instrument furnished or delivered to any Lender, the Administrative Agent, or the Syndication Agent pursuant thereto or in connection therewith are true and correct in all material respects at and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or as to matters previously disclosed to the Lenders); and

          (c) all conditions to making a Loan listed in Section 7 of the Credit Agreement are and shall remain satisfied as of such date, whether or not any Loan is then requested or made.

6.   MISCELLANEOUS.

     (a)  Upon satisfaction of all of the conditions precedent set forth in
Section 4 hereof, the New Agent shall return to the Company the Notes received by the New Agent pursuant to Section 4(c) hereof (after the New Agent shall have marked the same as "Replaced" or "Canceled" or marked with words of similar import).

     (b) Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     (c) The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the New Agent (including the fees and expenses of counsel for the New Agent) incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

                             [SIGNATURE PAGES TO FOLLOW]

     Dated this 31st day of March, 1998.

                                 PLATINUM ENTERTAINMENT, INC.

                                 By   /s/ Steve Devick
                                      ---------------------------------

                                   Its  CEO
                                      ---------------------------------

     Accepted and agreed to as of the date and year last above written.

                                HARRIS TRUST AND SAVINGS BANK,
                                 individually and as Administrative Agent and as Syndication Agent


                                By    /s/ William J. Kane
                                      ---------------------------------

                                   Its  Vice President
                                      ---------------------------------


                                Mailing Address:

                                111 West Monroe Street
                                Chicago, Illinois  60603
                                Attention:  Asset Based Lending Group
                                Telephone:  (312) 461-7534
                                Telecopy:  (312) 765-1641

     Acknowledged and agreed to as of the date last above written. Upon the execution and delivery of this Amendment by each of the parties hereto and satisfaction of the conditions set forth in Section 3 above, the Departing Agent further agrees to: (i) deliver to the New Agent the loan and security documentation in the Departing Agent's possession, including an executed original counterpart of each of the Loan Documents, and all amendments, modifications and waivers entered into or otherwise delivered in connection therewith, together with copies of all resolutions, good standing certificates, organizational documents, regulatory approvals and opinion letters delivered in connection therewith, (ii) deliver to the New Agent original file stamped copies of all UCC financing statements in the Departing Agent's possession, together with all amendments, assignments and continuations thereof, (iii) execute and deliver to the New Agent UCC-3 assignment filings assigning all rights, title and interest in each financing statement running in favor of the Departing Agent to the New Agent, (iv) deliver to the New Agent for cancellation its Notes, (v) deliver to the New Agent intellectual property assignment filings assigning all rights, title and interest in each patent and trademark assignment filing running in favor of the Departing Agent to the New Agent, and (vi) execute and deliver such other instruments and documents, including additional instruments of assignment and/or transfer, as the Borrowers or the New Agent may reasonably request pursuant to the Credit Agreement and/or the other Loan Documents to more fully vest in the New Agent the rights of the Departing Agent.

                                BANK OF MONTREAL, individually as a
                                Departing Lender and as Departing Agent



                                By   /s/ Rose Mueller
                                     ---------------------------------

                                  Its  Director
                                     ---------------------------------

                                     EXHIBIT A

                            PLATINUM ENTERTAINMENT, INC.
                               REVOLVING CREDIT NOTE


$______________                                              March ___, 1998

     For value received on the Revolving Credit Termination Date, the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER") hereby promises to pay to the order of _______________________________ (the "LENDER"), at the principal office of
Harris Trust and Savings Bank in Chicago, Illinois (i) the principal sum of ____________________________ Dollars ($_________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Loans owing from the Borrower to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences indebtedness constituting the "DOMESTIC RATE PORTION" and "LIBOR PORTIONS" as such terms are defined in that certain Credit Agreement dated as of December 12, 1997, currently by and among the Borrower, certain Subsidiaries of the Borrower, Harris Trust and Savings Bank individually and as Administrative Agent and certain lenders which are or may from time to time become parties thereto (as amended, the "CREDIT AGREEMENT") made and to be made to the Borrower by the Lender under the Revolving Credit provided for under the Credit Agreement and the Borrower hereby promises to pay interest at the office specified above on each loan evidenced hereby at the rates and times specified therefor in the Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement, and this Note is subject to the terms of the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Borrower against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be PRIMA FACIE evidence of the unpaid balance of this Note and the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto.

     This Note is issued by the Borrower under the terms and provisions of the Credit Agreement and is secured, inter alia, by certain security agreements and other instruments and documents from the Borrower and certain of its Subsidiaries, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, equally and ratably with all other indebtedness thereby secured, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an Event of Default specified in the Credit Agreement, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

The Borrower hereby waives presentment for payment.

                            PLATINUM ENTERTAINMENT, INC.

                            By
                              -----------------------------
                            Name:  Steven Devick
                            Title:    President

                                      EXHIBIT B

                            PLATINUM ENTERTAINMENT, INC.
                                  TERM CREDIT NOTE


$______________                                              March __, 1998

     For value received, the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER") hereby promises to pay to the order of __________________________ (the "LENDER"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois the principal sum of _______________________________ Dollars ($_________), in installments as follows: eleven (11) consecutive quarterly installments (commencing on June 1, 1998 and continuing on the first day of each September, December, March and June occurring thereafter to and including December 1, 2000) with all such installments (except the last such installment) to be in an amount equal to $_____________ per installment and the last such installment to be in an amount equal to $______________ which shall be the full amount of the then unpaid principal balance of this Note.

     This Note evidences indebtedness constituting the "DOMESTIC RATE PORTION" and "LIBOR PORTIONS" as such terms are defined in that certain Credit Agreement dated as of December 12, 1997, currently by and among the Borrower, certain Subsidiaries of the Borrower, Harris Trust and Savings Bank individually and as Administrative Agent and certain lenders which are or may from time to time become parties thereto (as amended, the "CREDIT AGREEMENT") made or to be made to the Borrower by the Lender under the Term Credit provided for under the Credit Agreement and the Borrower hereby promises to pay interest at the office specified above on the loan evidenced hereby at the rates and times specified therefor in the Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement, and this Note is subject to the terms of the Credit Agreement.

     Any repayment of principal hereon, the status of indebtedness evidenced hereby from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be PRIMA FACIE evidence of the unpaid balance of this Note and the status of indebtedness evidenced hereby from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto.

     This Note is issued by the Borrower under the terms and provisions of the Credit Agreement and is secured, inter alia, by certain security agreements and other instruments and documents from the Borrower and certain of its Subsidiaries, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, equally and ratably with all other indebtedness thereby secured, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an Event of Default specified in the Credit Agreement, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

     The Borrowers hereby waive presentment for payment.

                                               PLATINUM ENTERTAINMENT, INC.

                                               By
                                                 --------------------------
                                               Name:  Steven Devick
                                               Title:    President

                                    SCHEDULE 6.3

                                    SUBSIDIARIES

                             JURISDICTION OF INCORPORATION       PERCENTAGE
            NAME                    OR ORGANIZATION              OWNERSHIP

     Lexicon Music, Inc.               Delaware                     100%

    JustMike Music, Inc.               Delaware                     100%

    Peg Publishing, Inc.               Delaware                     100%

   Royce Publishing, Inc.              Delaware                     100%


                                 GUARANTORS' CONSENT

     Each of the undersigned has heretofore guaranteed payment of the Notes, the other Obligations and any Hedging Liability by executing the Credit Agreement. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that all of each of the undersigned's obligations thereunder remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Credit Agreement.

                                        LEXICON MUSIC, INC.


                                        By
                                          ------------------------------
                                          Its:  President

                                        PEG PUBLISHING, INC.


                                        By
                                          ------------------------------
                                          Its:  President



                                        JUSTMIKE MUSIC, INC.


                                        By
                                          ------------------------------
                                          Its:  President


                                        ROYCE PUBLISHING, INC.


                                        By
                                          ------------------------------
                                          Its:  President